Exhibit 99.3

DESCRIPTION OF THE REGISTRANT’S SECURITIES

REGISTERED PURSUANT TO SECTION 12 OF THE

SECURITIES EXCHANGE ACT OF 1934

As of November 10, 2022, Constellation Brands, Inc. (“we”, “our”, “us”, the “Company” or the “Registrant”) had one class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our Class A common stock (par value $0.01 per share). Our Class A common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “STZ”. We also have issued and outstanding shares of Class 1 common stock (par value $0.01). However, our Class 1 common stock is not registered under Section 12 of the Exchange Act and is not listed on any stock exchange. The following summary of the terms of our Class A common stock, inclusive of references to our Class 1 common stock, is based on our amended and restated certificate of incorporation (the “Amended and Restated Charter”) and our amended and restated by-laws (the “By-Laws”). This description is a summary, does not purport to be complete, and is qualified in its entirety by reference to the applicable provisions of our Amended and restated Charter and our By-Laws, both of which are filed as exhibits to the Current Report on Form 8-K, of which this Exhibit 99.3 is a part, and are incorporated by reference herein and the General Corporation Law of the State of Delaware (the “DGCL”). We encourage you to read the Amended and Restated Charter, the By-Laws and the applicable provisions of the DGCL for more information.

General

Our authorized capital stock consists of 348,000,000 shares, of which (i) 322,000,000 shares are Class A common stock, par value $0.01 per share (“Class A Common Stock”), (ii) 25,000,000 shares are Class 1 common stock, par value $0.01 per share (“Class 1 Common Stock”), and (iii) 1,000,000 shares are preferred stock, par value $0.01 per share.

Dividend Rights

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of shares of Class A Common Stock and Class 1 Common Stock are entitled to receive dividends in accordance with law if our board of directors (the “Board”), in its sole discretion, determines to declare dividends and only then at the times and in the amounts that our Board may determine. Notwithstanding the foregoing, if we declare and pay a cash dividend on Class 1 Common Stock, each share of Class A Common Stock will be paid a cash dividend in an amount at least 10% greater than the amount of the cash dividend per share paid on Class 1 Common Stock. Our Board may declare and pay a dividend on Class A Common Stock without paying any dividend on Class 1 Common Stock.

Voting Rights

Each holder of shares of Class A Common Stock is entitled to one vote per share on all matters requiring a vote of the stockholders, including, without limitation, the election of directors. The holders of shares of Class A Common Stock do not have cumulative voting rights. Except as otherwise required by any law or regulation applicable to the Company or its securities, by the rules or regulations of any stock exchange applicable to the Company or its securities, or by the Amended and Restated Charter or otherwise required by the By-Laws, all matters brought to a vote of stockholders are decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter at a meeting at which a quorum is present.

Holders of Class 1 Common Stock are not entitled to vote except that such holders are entitled to vote as a separate class on matters with respect to which a separate class vote of holders of Class 1 Common Stock is required by law and are entitled to vote with respect to any increase or decrease in the authorized number of shares of Class 1 Common Stock as a single class with the holders of Class A Common Stock (in which case the holders of Class 1 Common Stock and Class A common stock are each entitled to one vote per share). The holders of shares of Class 1 Common Stock do not have cumulative voting rights.

Delaware law could require either holders of our Class A Common Stock or our Class 1 Common Stock to vote separately as a single class in the following circumstances:

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if we were to seek to amend our Amended and Restated Charter to increase the authorized number of shares of a class of stock (with respect to the shares of Class A Common Stock only), or to increase or decrease the par value of a class of stock, then that class may be required to vote separately to approve the proposed amendment; and

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if we were to seek to amend our Amended and Restated Charter to alter or change the powers, preferences, or special rights of the shares of a class of stock so as to affect them adversely, then that class may be required to vote separately to approve the proposed amendment.

Board of Directors

The Board is comprised of a single class, elected annually by the holders of Class A Common Stock at any meeting of stockholders called for the election of directors at which a quorum is present (a quorum being the holders of shares representing a majority of the votes entitled to be cast at the meeting by the holders of all outstanding shares entitled to vote, present in person or by proxy). The directors are elected by the affirmative vote of the holders of a majority of the votes entitled to be cast by the stockholders who are present in person or represented by proxy at the meeting and entitled to vote on the election of directors. However, if one or more stockholders has delivered to the Secretary of the Company notice (which purports to be in compliance with the requirements of the By-Laws) of its intent to nominate one or more persons for election to the Board and such nomination(s) have not been formally and irrevocably withdrawn as of the 10th calendar day preceding the date the Company first gives its notice of meeting to the stockholders, then directors shall be elected by a plurality of the votes entitled to be cast by the stockholders who are present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Conversion of Class 1 Common Stock

Each holder of a share of Class 1 Common Stock may, without cost and at their option, convert shares of Class 1 Common Stock into fully paid and non-assessable shares of Class A Common Stock on a one-for-one basis; provided, that, such conversion is permitted only if the holder immediately sells the Class A Common Stock acquired upon conversion in a market transaction to an unrelated party in a bona fide arm’s-length transaction or in connection with any offering registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company does not intend to list the Class 1 Common Stock on the NYSE or any other exchange. A holder wishing to sell shares of Class 1 Common Stock may convert such shares of Class 1 Common Stock into shares of Class A Common Stock immediately prior to a qualifying sale of the shares. The terms of the Class 1 Common Stock do not impose any transfer restrictions on shares of Class 1 Common Stock; however, shares of Class 1 Common Stock may be subject to restrictions on transfer imposed by applicable securities laws, as well as certain contractual transfer restrictions.

Rights Upon Liquidation

Holders of shares of Class A Common Stock and Class 1 Common Stock are entitled to share pro rata in the distribution of our assets available for such purpose in the event of our liquidation, dissolution or winding up, after payment of, or provision for, creditors and distribution of, or provision for, preferential amounts and unpaid accumulated dividends to holders of preferred stock, if any.

Preemptive and Other Rights

Holders of shares of Class A Common Stock and Class 1 Common Stock have no preemptive rights to subscribe for any additional securities which we may issue, and there are no redemption provisions or sinking fund provisions applicable to any such shares, nor are such shares subject to further calls or assessments.

Antitakeover Provisions

Provisions of the DGCL, the Amended and Restated Charter and the By-Laws, which are summarized below, may have antitakeover effects and could delay, defer or prevent a tender offer, takeover attempt or other change of control transaction that a stockholder might consider in its best interest.

Delaware Law Antitakeover Statute

The Company is subject to Section 203 of the DGCL. Section 203 prohibits a publicly held Delaware corporation from engaging in any “business combination” with any “interested stockholder” for a period of three years following the time that such person became an interested stockholder, unless:

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prior to the time the interested stockholder becomes an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock (subject to certain exclusions of voting stock) at the time the transaction commenced; or

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at or subsequent to the time the interested stockholder became an interested stockholder, the business combination is approved by the board of directors and authorized at a meeting of the corporation’s stockholders (and not by written consent) by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

For purposes of Section 203, a “business combination” includes a merger, assets sale or other transaction resulting in a financial benefit to the interested stockholder, and an “interested stockholder” includes a person who, together with affiliates and associates, owns 15% or more of the corporation’s voting stock. These provisions may have the effect of delaying, deferring or preventing changes in control of the Company.

Issuance of Undesignated Preferred Stock

Our Board has the authority, without stockholder approval, to issue up to 1,000,000 shares of undesignated preferred stock with rights and preferences, to the extent not fixed by certain provisions set forth in the Amended and Restated Charter and subject to the terms contained in any designation of a series of preferred stock, designated from time to time by our Board. The powers, preferences and relative, participating, optional and other special rights of each class or series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The existence of authorized but unissued shares of preferred stock would enable our Board to render more difficult or to discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means.

No Cumulative Voting

The Amended and Restated Charter does not provide for cumulative voting.

Size of Board of Directors and Vacancies

The By-Laws provide that the total number of directors will be determined from time to time by our Board. The By-Laws further provide that during the interval between annual meetings, any newly created directorship or any vacancy occurring in our Board for any cause may be filled by the members of our Board in accordance with the DGCL.

Amendment to By-Laws

The By-Laws may be altered, amended or repealed or new by-laws may be made by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter, at any annual or special meeting, or, by our Board.

Special Stockholder Meetings; Notice Requirements

A special meeting of stockholders for any purpose or purposes may be called at any time by our Board, or by a committee of our Board which has been duly designated by our Board, and whose powers and authority, as expressly provided in a resolution of our Board, include the power to call such meetings, but such special meetings may not be called by any other person or persons. The By-Laws also provide for advance notice procedures for stockholders seeking to bring business before our annual meeting of stockholders or to nominate candidates for election as directors at our annual meeting of stockholders. The By-Laws also specify certain requirements regarding the form and content of a stockholder’s notice under the advance notice provision.

Exclusive Forum for Certain Lawsuits

The By-Laws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware) will be, to the fullest extent permitted by law, the sole and exclusive forum for any (i) derivative action or proceeding brought on our behalf, (ii) action asserting a claim of breach of a fiduciary duty owed by any of our current or former directors, officers or our stockholders to us or our stockholders, (iii) action asserting a claim arising pursuant to any provision of the DGCL, the Amended and Restated Charter or the By-Laws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) action asserting a claim governed by the internal affairs doctrine. In addition, the By-Laws provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America will, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. The By-Laws also provide that any person or entity purchasing or otherwise acquiring or holding any interest in shares of our capital stock will be deemed to have notice of and consented to this choice-of-forum provision.

This choice-of-forum provision in the By-Laws may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers and other employees, which may discourage lawsuits with respect to such claims, although our stockholders will not be deemed to have waived our compliance with federal securities laws and the rules and regulations thereunder. In addition, stockholders who do bring a claim in the Court of Chancery in the State of Delaware could face additional litigation costs in pursuing any such claim, particularly if they do not reside in or near Delaware.